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                                                                     Exhibit 3.1

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                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
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                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)
---------------------
    Entity Number                      _____  Business Corporation (ss.1915)
       619753                          _____  Nonprofit Corporation (ss.5915)
---------------------
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    Name                                                        Document will be
      Timothy G. Dietrich, Esquire                              returned to the
-----------------------------------------------------           name and address
    Address  c/o Barley, Snyder, Senft & Cohen, LLC           you enter to
      P.O. Box 942                                             the left.
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    City              State            Zip Code               <=
      Reading          PA                19603
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Fee:  $52            -----------------------------------------------------------
---------            Filed in the Department of State on
                                                        ------------------------

                     -----------------------------------------------------------
                                   Secretary of the Commonwealth

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     In compliance with the requirements of the applicable  provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

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1. The name of the corporation is:
Arrow International, Inc.
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2.   The (a) address of this  corporation's  current  registered  office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) Number and Street             City         State      Zip        County
     3000 Bernville Road, Box 12888    Reading,     PA         19612      Berks
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     (b) Name of Commercial Registered Office Provider                    County
c/o:

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3.   The statute by or under which it was  incorporated:  Pennsylvania  Business
     Corporation Law, as amended.
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4.   The date of its incorporation:     August 20, 1975
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5.   CHECK AND, IF APPROPRIATE, COMPLETE ONE OF THE FOLLOWING:

     X    The  amendment  shall be  effective  upon  filing  these  Articles  of
   ------ Amendment in the  Department of State.

          The amendment shall be effective on:                  at
   ------                                      ---------------     -------------
                                                     Date                Hour
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DSCB:15-1915/5915-2

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6.   CHECK ONE OF THE FOLLOWING:

          The amendment was adopted by the shareholders or members pursuant to ------ 15 Pa.C.S. ss. 1914(a) and (b) or ss. 5914(a).

     X    The  amendment  was adopted by the board of  directors  pursuant to 15
   ------ Pa.C.S. ss. 1914(c) or ss. 5914(b).
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7.   CHECK AND, IF APPROPRIATE, COMPLETE ONE OF THE FOLLOWING:

          The amendment adopted by the corporation, set forth in full, is as ------ follows:

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     X    The  amendment  adopted  by the  corporation  is set  forth in full in
   ------ Exhibit A attached hereto and made a part hereof.
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8.   Check if the amendment restates the Articles:

          The restated Articles of Incorporation supersede the original articles ------ and all amendments thereto.
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                                                       -------------------------
                                                       IN TESTIMONY WHEREOF,
                                                       the undersigned
                                                       corporation has caused
                                                       these Articles of
                                                       Amendment to be signed
                                                       by a duly authorized
                                                       officer thereof this

                                                       16 day of July, 2003.


                                                       Arrow International, Inc.
                                                       -------------------------
                                                          Name of Corporation

                                                       /s/ Marlin Miller, Jr.
                                                       -------------------------
                                                                Signature

                                                       Chairman of the Board
                                                       -------------------------
                                                                  Title
                                                       -------------------------

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                                    EXHIBIT A
                                   TO RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                            ARROW INTERNATIONAL, INC.

     Article FIFTH(a) is amended and restated in its entirety as follows:

          FIFTH:  (a) The aggregate  number of shares of capital stock which the
          ----- corporation shall have authority to issue is one hundred five million (105,000,000), of which five million (5,000,000) shall be Preferred Stock, no par value, and one hundred million (100,000,000) shares shall be Common Stock, no par value.